                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                     PORTFOLIO AT A GLANCE
          Q&A WITH YOUR PORTFOLIO MANAGERS       4

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       7
                      FINANCIAL STATEMENTS       9
             NOTES TO FINANCIAL STATEMENTS      15
     FUND OFFICERS AND IMPORTANT ADDRESSES      21

This report must be preceded or accompanied by a prospectus for the Fund being offered.

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH SLOWED NOTABLY IN THE THIRD QUARTER OF 2000, DOWN SLIGHTLY FROM EARLIER PROJECTIONS. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS. ALTHOUGH UNCERTAINTY SURROUNDING THE U.S. PRESIDENTIAL ELECTION CREATED MARKET VOLATILITY, BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS REMAINED STRONG. ALL THESE FACTORS POINTED TO A SLOWING, BUT STILL RELATIVELY HEALTHY, ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS REMAINED SUBDUED AS CONSUMER SPENDING SLOWED TO A MORE MODERATE, MORE SUSTAINABLE PACE AT THE END OF THE REPORTING PERIOD. THE WEAK PERFORMANCE OF THE EQUITY MARKETS AND INCREASES IN INTEREST RATES AND ENERGY PRICES HELPED KEEP SPENDING IN CHECK.

ALTHOUGH THE JOBLESS RATE HELD AT HISTORICALLY LOW LEVELS, REGISTERING 3.9 PERCENT, GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) BEGAN TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED NOVEMBER 30, 2000. WITH AN EYE TO THE SLOWING ECONOMY, THE FEDERAL RESERVE OPTED NOT TO RAISE INTEREST RATES IN NOVEMBER. DESPITE THE APPARENT ECONOMIC SLOWDOWN AND STEADY INFLATION FIGURES, HIGHER ENERGY PRICES THROUGHOUT THE WINTER MONTHS REMAIN A REAL INFLATIONARY CONCERN. ON THE OTHER HAND, LIGHTER CONSUMER SPENDING AND FALLING LABOR COSTS SUGGEST INFLATION MAY NOT BE A NEAR-TERM THREAT. GIVEN MIXED DATA, THE FEDERAL RESERVE IS LIKELY TO HOLD INTEREST RATES STEADY UNTIL FURTHER INFORMATION PROVIDES GREATER CLARITY AS TO THE DIRECTION OF INFLATION AND ECONOMIC GROWTH. EDITOR'S NOTE: ON JANUARY 3, 2001, THE FEDERAL RESERVE ANNOUNCED AN INTEREST-RATE CUT OF 0.50 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 1998--November 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.70
                                                                            4.75                               1.80
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN RESERVE
FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000. MICHAEL BIRD, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A   Several indicators pointed to a
slowdown of economic growth during the period--the housing and manufacturing sectors cooled, consumer spending leveled off from last year's rapid pace, inflation was modest, and oil prices increased considerably. These trends all signaled the probable end of interest-rate hikes for the near term and a positive environment for the fixed-income market as a whole. In fact, the Fed left short-term interest rates unchanged during the reporting period, and the bond market rallied for the first time in six months.

    The fund continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income.(1) As of November 30, 2000, the seven-day average yield was 5.73 percent for Class A shares, 5.16 percent for Class B shares, and 4.94 percent for Class C shares, with an effective annual yield of 5.89 percent for Class A shares, 5.29 percent for Class B shares, and 5.06 percent for Class C shares.

    For the six-month period ended November 30, 2000, the fund achieved a total return at net asset value of 2.89 percent for Class A shares, 2.51 percent for Class B shares, and 2.50 for Class C shares.(2) Including sales charges, the fund's total return for Class B and C shares was -1.49 percent and 1.50 percent, respectively. (Sales charges do not apply for Class A shares.) Please note that the yield quotation more closely reflects the current earnings of the fund than the total return quotation. Of course, past performance is no guarantee of future results.

(1) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although money markets seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(2) Total return assumes reinvestment of all distributions for the six-month period ended November 30, 2000.

PORTFOLIO COMPOSITION BY INVESTMENT TYPE

(as a percentage of total investments)

As of November 30, 2000
- Commercial Paper...  70.7%   [PIE CHART]
- Certificates of
  Deposit............  11.0%
- Repurchase
  Agreements.........   9.4%
- Agencies...........   6.4%
- Notes..............   2.5%
As of May 31, 2000
- Commercial Paper...  64.7%   [PIE CHART]
- Certificates of
  Deposit............  18.3%
- Repurchase
  Agreements.........   6.3%
- Agencies...........   9.4%
- Notes..............   1.3%

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   Much of the activity in the fund's
portfolio was guided by the Fed, whose concerns about the potential for rising inflation began to subside during the reporting period. As a result, we shifted our investment strategy from a defensive stance to a neutral stance, realigning the portfolio to have at least 70 percent of the fund's assets invested in commercial paper, between 10 and 20 percent of the fund's assets in bank notes and CDs (certificates of deposit), and the remaining divided between government agency discount notes and repurchase agreements.

    Because we moved to a neutral stance, our goal was to increase the fund's holdings in commercial paper and maintain our weighting in bank notes and CDs to take advantage of the greatest yield opportunity among the fund's investments. We also began to look further out on the yield curve to take advantage of higher yields in anticipation of a continued economic slowdown and a developing lower interest-rate environment. In addition, we continued to select high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's Ratings Group and Standard & Poor's Investors Service, respectively. Correspondingly, we decreased the fund's holdings in bank notes and CDs, which provided less value, from 19.6 percent of total assets on May 31, 2000, to 13.5 percent on November 30, 2000.

    We also continued to focus on managing the fund's average maturity during the period. The fund moved from a short average maturity to a more neutral average maturity in line with its benchmark. If signs of an economic slowdown continue, we will attempt to maintain a neutral to slightly longer average maturity and lock in the fund's higher-yielding securities.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET OVER THE COMING MONTHS?

A   As we manage the fund going
forward, we'll continue to look to the Fed for direction. We believe that by year-end, the Fed's inflationary concerns will lessen as they reevaluate the relative strength or weakness of the economy and determine their next move for short-term interest rates.

    If the Fed decides to decrease interest rates in response to signs of an economic slowdown, we will continue to maintain our focus on the allocations described above and hold a neutral to slightly longer average maturity. Above all, we will continue to seek the fund's objective of protection of capital and high current income.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR                                                   YIELD ON
AMOUNT                                                DATE OF    MATURITY    AMORTIZED
(000)      DESCRIPTION                                PURCHASE     DATE         COST
           CERTIFICATES OF DEPOSIT  10.9%
$25,000    Bank of America...........................  6.647%    03/15/01   $ 25,000,000
 25,000    BNP Paribas...............................  6.859     01/12/01     25,000,000
  9,500    Commerzbank, AG...........................  7.391     05/25/01      9,496,963
 25,000    Dresdner Bank, AG.........................  6.677     03/19/01     25,000,726
                                                                            ------------
           Total Certificates of Deposit.................................     84,497,689
                                                                            ------------

           COMMERCIAL PAPER  70.1%
 25,000    American Express Credit Corp. ............  6.557     12/15/00     24,937,292
 25,000    American General Finance Corp. ...........  6.669     02/12/01     24,670,993
 25,000    Associates Corp. of North America.........  6.703     02/06/01     24,696,174
 25,000    Bank of Nova Scotia.......................  6.557     12/06/00     24,977,569
 35,000    BMW US Capital............................  6.626     12/04/00     34,980,954
 25,000    Chevron UK, Inc. .........................  6.706     01/22/01     24,763,472
 25,000    CIT Group Holdings, Inc. .................  6.685     02/08/01     24,688,062
 25,000    Citicorp..................................  6.661     02/05/01     24,702,542
 25,000    Coca Cola Co. ............................  6.658     03/09/01     24,561,042
 30,000    DaimlerChrysler Corp. ....................  6.591     12/01/00     30,000,000
 30,000    Ford Motor Credit Corp. ..................  6.680     01/26/01     29,695,733
 25,000    General Electric Capital Corp. ...........  6.730     01/17/01     24,785,236
 30,000    General Motors Acceptance Corp. ..........  6.679     01/17/01     29,744,242
 25,000    Merrill Lynch & Co. Inc. .................  6.717     01/31/01     24,722,535
 25,000    Metropolitan Life Inc. ...................  6.661     02/14/01     24,662,500
 25,000    Prudential Funding Corp. .................  6.569     12/08/00     24,968,549
 19,000    Societe Generale North America Inc. ......  6.649     12/11/00     18,996,298
 30,000    State Street Boston Corp. ................  6.572     12/19/00     29,903,100
 25,000    Suntrust Bank.............................  6.619     12/07/00     24,972,833
 25,000    UBS, AG...................................  6.648     02/20/01     24,636,625
 25,000    Wells Fargo Financial Inc. ...............  6.719     02/02/01     24,713,437
                                                                            ------------
           Total Commercial Paper........................................    544,779,188
                                                                            ------------

           NOTE  2.5%
 19,250    Harris Trust & Savings Bank...............  6.639     12/8/00      19,250,000
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000 (Unaudited)

PAR                                                  YIELD ON
AMOUNT                                               DATE OF    MATURITY    AMORTIZED
(000)     DESCRIPTION                                PURCHASE     DATE         COST
          U.S. GOVERNMENT AGENCY OBLIGATIONS  6.4%
$15,000   Federal Home Loan Mortgage Association
          Discount Note.............................  6.719%    12/06/00   $ 15,000,000
20,000    Federal National Mortgage Association
          Discount Note.............................  6.524     04/26/01     19,491,433
15,000    Student Loan Marketing Short Term Note....  6.586     12/05/00     15,000,000
                                                                           ------------
          Total U.S. Government Agency Obligations......................     49,491,433
                                                                           ------------

          REPURCHASE AGREEMENT  9.2%
          BankAmerica Securities ($72,016,000 par collateralized by U.S.
          Government Obligations in a pooled cash account, dated
          11/30/00, to be sold on 12/01/00 at $72,029,063)..............     72,016,000
                                                                           ------------

TOTAL INVESTMENTS  99.1% (A)............................................    770,034,310

OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.............................      6,785,847
                                                                           ------------

NET ASSETS  100.0%......................................................   $776,820,157
                                                                           ============

(a) At November 30, 2000, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2000 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $770,034,310
Receivables:
  Fund Shares Sold..........................................    11,613,968
  Interest..................................................     2,820,173
Other.......................................................        66,664
                                                              ------------
    Total Assets............................................   784,535,115
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     6,029,931
  Distributor and Affiliates................................       583,749
  Investment Advisory Fee...................................       264,510
  Custodian Bank............................................       263,666
  Income Distributions......................................       224,051
Trustees' Deferred Compensation and Retirement Plans........       220,669
Accrued Expenses............................................       128,382
                                                              ------------
    Total Liabilities.......................................     7,714,958
                                                              ------------
NET ASSETS..................................................  $776,820,157
                                                              ============
NET ASSETS CONSIST OF:
Capital (par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $776,894,734
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (9,681)
Accumulated Net Realized Loss...............................       (64,896)
                                                              ------------
NET ASSETS..................................................  $776,820,157
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per
    share (Based on net assets of $469,926,455 and
    469,976,216 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $251,575,119 and 251,579,394 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $55,318,583 and 55,343,512 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended November 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $23,900,814
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,443,671
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $351,804, $911,668, and $197,861,
  respectively).............................................    1,461,333
Shareholder Services........................................    1,043,562
Custody.....................................................       87,132
Legal.......................................................       27,204
Trustees' Fees and Related Expenses.........................       18,702
Other.......................................................      290,909
                                                              -----------
    Total Expenses..........................................    4,372,513
    Less Credits Earned on Cash Balances....................        9,346
                                                              -----------
    Net Expenses............................................    4,363,167
                                                              -----------
NET INVESTMENT INCOME.......................................  $19,537,647
                                                              ===========
NET REALIZED GAIN/LOSS......................................  $       -0-
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,537,647
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended November 30, 2000 and the Year Ended May 31, 2000 (Unaudited)

                                                 SIX MONTHS ENDED        YEAR ENDED
                                                 NOVEMBER 30, 2000      MAY 31, 2000
                                                 -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $    19,537,647     $     42,474,343
Net Realized Gain/Loss.........................               -0-               (2,832)
                                                  ---------------     ----------------
Change in Net Assets from Operations...........        19,537,647           42,471,511
                                                  ---------------     ----------------
Distributions from Net Investment Income.......       (19,540,155)         (42,515,006)
Distributions in Excess of Net Investment
  Income.......................................            (9,681)                 -0-
                                                  ---------------     ----------------
Total Distributions from and in Excess of Net
  Investment Income*...........................       (19,549,836)         (42,515,006)
                                                  ---------------     ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................           (12,189)             (43,495)
                                                  ---------------     ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     1,225,806,518       20,201,171,990
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................        19,549,836           42,515,006
Cost of Shares Repurchased.....................    (1,335,327,194)     (20,063,156,555)
                                                  ---------------     ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       (89,970,840)         180,530,441
                                                  ---------------     ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       (89,983,029)         180,486,946
NET ASSETS:
Beginning of the Period........................       866,803,186          686,316,240
                                                  ---------------     ----------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($9,681) and $2,508, respectively)...........   $   776,820,157     $    866,803,186
                                                  ===============     ================

*DISTRIBUTIONS BY CLASS
Distributions from and in Excess of Net
  Investment Income:
Class A Shares.................................   $   (13,390,398)    $    (32,587,988)
Class B Shares.................................        (5,068,224)          (8,191,882)
Class C Shares.................................        (1,091,214)          (1,735,136)
                                                  ---------------     ----------------
                                                  $   (19,549,836)    $    (42,515,006)
                                                  ===============     ================

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                YEAR ENDED MAY 31,
            CLASS A SHARES              NOV. 30,     ------------------------------------
                                          2000        2000      1999      1998      1997
                                       --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------      ------    ------    ------    ------
Net Investment Income.................      .03         .05       .04       .05       .04
Less Distributions from and in Excess
  of Net Investment Income............     (.03)       (.05)     (.04)     (.05)     (.04)
                                         ------      ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======      ======    ======    ======    ======

Total Return..........................    2.89%*      4.92%     4.55%     4.78%     4.52%
Net Assets at End of the Period (In
  millions)...........................   $469.9      $573.3    $529.6    $634.1    $451.3
Ratio of Expenses to Average Net
  Assets**(a).........................     .97%        .82%      .84%     1.02%     1.02%
Ratio of Net Investment
  Income to Average
  Net Assets**........................    5.73%       4.71%     4.38%     4.60%     4.38%

 * Non-Annualized

 ** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                YEAR ENDED MAY 31,
            CLASS B SHARES              NOV. 30,     ------------------------------------
                                          2000        2000      1999      1998      1997
                                       --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------      ------    ------    ------    ------
Net Investment Income.................      .02         .04       .04       .04       .04
Less Distributions from and in Excess
  of Net Investment Income............     (.02)       (.04)     (.04)     (.04)     (.04)
                                         ------      ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======      ======    ======    ======    ======

Total Return (a)......................    2.51%*      4.14%     3.78%     3.99%     3.71%
Net Assets at End of the Period (In
  millions)...........................   $251.6      $238.8    $129.8    $123.0    $103.0
Ratio of Expenses to Average Net
  Assets**(b).........................    1.72%       1.57%     1.63%     1.79%     1.77%
Ratio of Net Investment
  Income to Average
  Net Assets**........................    4.98%       3.96%     3.71%     3.91%     3.70%

 * Non-Annualized

 ** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                YEAR ENDED MAY 31,
            CLASS C SHARES              NOV. 30,     ------------------------------------
                                          2000        2000      1999      1998      1997
                                       --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------      ------    ------    ------    ------
Net Investment Income.................      .02         .04       .04       .04       .04
Less Distributions from and in Excess
  of Net Investment Income............     (.02)       (.04)     (.04)     (.04)     (.04)
                                         ------      ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======      ======    ======    ======    ======

Total Return (a)......................    2.50%*      4.14%     3.77%     3.99%     3.72%
Net Assets at End of the Period (In
  millions)...........................   $ 55.3      $ 54.7    $ 26.9    $ 16.1    $  8.4
Ratio of Expenses to Average Net
  Assets**(b).........................    1.72%       1.57%     1.63%     1.78%     1.78%
Ratio of Net Investment
  Income to Average
  Net Assets**........................    4.98%       3.96%     3.73%     3.91%     3.64%

 * Non-Annualized

 ** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income. The Fund seeks to achieve its investment objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $64,398 which will expire between May 31, 2001 and May 31, 2008, of this amount $6,782 will expire on May 31, 2001.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended November 30, 2000, the Fund's custody fee was reduced by $9,346 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................     .50 of 1%
Next $100 million...........................................     .45 of 1%
Next $100 million...........................................     .40 of 1%
Over $350 million...........................................     .35 of 1%

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000 (Unaudited)

    For the six months ended November 30, 2000, the Fund recognized expenses of approximately $27,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each Fund. For the six months ended November 30, 2000, the Fund recognized expenses of approximately $40,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 2000, the Fund recognized expenses of approximately $779,800. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At November 30, 2000, capital aggregated $469,962,632, $251,588,835, and
$55,343,267 for Classes A, B and C, respectively. For the six months ended November 30, 2000, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................     888,351,820    $   888,351,820
  Class B..........................................     264,422,904        264,422,904
  Class C..........................................      73,031,794         73,031,794
                                                     --------------    ---------------
Total Sales........................................   1,225,806,518    $ 1,225,806,518
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................      13,390,398    $    13,390,398
  Class B..........................................       5,068,224          5,068,224
  Class C..........................................       1,091,214          1,091,214
                                                     --------------    ---------------
Total Dividend Reinvestment........................      19,549,836    $    19,549,836
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,005,097,158)   $(1,005,097,158)
  Class B..........................................    (256,754,484)      (256,754,484)
  Class C..........................................     (73,475,552)       (73,475,552)
                                                     --------------    ---------------
Total Repurchases..................................  (1,335,327,194)   $(1,335,327,194)
                                                     ==============    ===============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000 (Unaudited)

    At May 31, 2000, capital aggregated $573,317,572, $238,852,191 and
$54,695,811 for Classes A, B and C, respectively. For the year ended May 31, 2000, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   18,409,830,894    $ 18,409,830,894
  Class B........................................    1,333,924,471       1,333,924,471
  Class C........................................      457,416,625         457,416,625
                                                   ---------------    ----------------
Total Sales......................................   20,201,171,990    $ 20,201,171,990
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       32,587,988    $     32,587,988
  Class B........................................        8,191,882           8,191,882
  Class C........................................        1,735,136           1,735,136
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       42,515,006    $     42,515,006
                                                   ===============    ================
Repurchases:
  Class A........................................  (18,398,714,725)   $(18,398,714,725)
  Class B........................................   (1,233,062,546)     (1,233,062,546)
  Class C........................................     (431,379,284)       (431,379,284)
                                                   ---------------    ----------------
Total Repurchases................................  (20,063,156,555)   $(20,063,156,555)
                                                   ===============    ================

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended November 30, 2000 and the year ended May 31, 2000, 5,705,972 and 12,487,923 Class B Shares converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended November 30, 2000 and the year ended May 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000 (Unaudited)

year of the purchase for Class C Shares as detailed in the following schedule. Class B and C Shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                    DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                                ---------------------
YEAR OF REDEMPTION                                              CLASS B       CLASS C
First.......................................................     4.00%         1.00%
Second......................................................     4.00%          None
Third.......................................................     3.00%          None
Fourth......................................................     2.50%          None
Fifth.......................................................     1.50%          None
Sixth and Thereafter........................................      None          None

    For the six months ended November 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on redeemed shares which were subject to a CDSC of approximately $978,700. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 2000, are payments retained by Van Kampen of approximately $815,400.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.